SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 March 16, 2005
                Date of Report (date of earliest event reported):

                              PETRAMERICA OIL, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)

          Colorado                   000-51046                    84-1039067
          --------                   ---------                    ----------
(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)              File Number)                 I.D. Number)

                        2560 West Main Street, Suite 200
                            Littleton, Colorado 80120
                            -------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (303) 794-9450


          (Former name or former address, if changed since last report)

Item 4.01 Changes in Registrant's Certifying Accountant

     (1) Previous Independent Auditors:

          (i) Effective March 16, 2005, Ehrhardt Keefe Steiner & Hottman, P.C., independent auditor for Petramerica Oil, Inc. (the "Company"), was dismissed as the Company's independent auditor since it is more cost effective for the Company to have a new independent auditor.

          (ii) The reports of Ehrhardt Keefe Steiner & Hottman, P.C. on the financial statements for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principals.

          (iii) In connection with its audits for the two most recent fiscal years and subsequent interim period up to the effective date of the termination of Ehrhardt Keefe Steiner & Hottman, P.C., there have been no disagreements with Ehrhardt Keefe Steiner & Hottman, P.C. on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if any, not resolved to the satisfaction of Ehrhardt Keefe Steiner & Hottman, P.C., would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its financial statements for such years.

          (iv) The Company's Board of Directors participated in and approved the decision to change independent auditors.

          (v) The Company requested that Ehrhardt Keefe Steiner & Hottman, P.C. furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as an Exhibit to this Form 8-K.

     (2) New Independent Accountants:

          (i) The Company engaged Schumacher & Associates, Inc., Denver, Colorado, as its new independent auditors as of March 16, 2005. Prior to such date, the Company did not consult with Schumacher & Associates, Inc. regarding
(i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Schumacher & Associates, Inc., or (iii) any other matter that was the subject of a disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S-B.

Item 9.01 Financial Statements and Exhibits

     (a) Financial statements:

         None required

     (b) Exhibits

         Number         Exhibit
         ------         -------
          10.1          Letter from Ehrhardt Keefe Steiner & Hottman, P.C.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  March 18, 2005

                                               PETRAMERICA OIL, INC.


                                               By: /s/ Earnest Mathis, Jr.
                                               ---------------------------
                                               Earnest Mathis, Jr.
                                               Chief Executive Officer